UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section 240.14a-12

Distoken Acquisition Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

PROSPECTUS SUPPLEMENT NO. 1, DATED APRIL 16, 2025	Filed Pursuant to Rule 424(b)(3)
(To the Proxy Statement/Prospectus dated April 2, 2025)	Registration No. 333-285178

SUPPLEMENT TO

PROXY STATEMENT

FOR EXTRAORDINARY GENERAL MEETING OF

DISTOKEN ACQUISITION CORPORATION

AND

PROSPECTUS FOR

UP TO 62,783,862 CLASS A ORDINARY SHARES OR CLASS A ORDINARY SHARES REPRESENTED BY AMERICAN DEPOSITARY SHARES

AND

11,160,808 CLASS B ORDINARY SHARES

AND

7,617,500 CLASS A ORDINARY SHARES REPRESENTED BY AMERICAN DEPOSITARY SHARES ISSUABLE UPON EXERCISE OF WARRANTS

AND

7,617,500 WARRANTS

OF

YOULIFE GROUP INC.

On April 4, 2025, Distoken Acquisition Corporation, a Cayman Islands exempted company (“Distoken”) commenced mailing the definitive proxy statement/prospectus dated April 2, 2025 (the “Proxy Statement/Prospectus”) related to the extraordinary general meeting of shareholders to be held on April 30, 2025 to consider and vote upon, among other things, the approval of its previously announced proposed business combination (the “Business Combination”), by and among Distoken, Youlife International Holdings Inc., a Cayman Islands exempted company (“Youlife”), Youlife Group Inc., a Cayman Islands exempted company (“Pubco”), Youlife I Limited, a Cayman Islands exempted company and a wholly-owned subsidiary of Pubco (“First Merger Sub”), and Youlife II Limited, a Cayman Islands exempted company and a wholly-owned subsidiary of Pubco (“Second Merger Sub”). Pubco and Youlife filed the Proxy Statement/Prospectus with the U.S. Securities and Exchange Commission (the “SEC”) as part of a registration statement (the “Registration Statement”) on Form F-4 (Registration No. 333-285178) relating to the issuance of up to 62,783,862 Class A ordinary shares or Class A ordinary shares represented by American depositary shares, 11,160,808 Class B ordinary shares, 7,617,500 Class A ordinary shares represented by American depositary shares issuable upon exercise of warrants and 7,617,500 warrants in connection with the Business Combination.

This supplement No. 1, dated April 16, 2025 (this “Supplement”), is being filed by Pubco and Youlife with the SEC to update, amend and supplement certain information contained in the Proxy Statement/Prospectus, which forms part of the Registration Statement. Except as otherwise set forth below, the information in the Proxy Statement/Prospectus remains unchanged. The page reference is to the page in the Proxy Statement/Prospectus, and terms used herein, unless otherwise defined, have the meanings set forth in the Proxy Statement/Prospectus.

This Supplement is not complete without, and may not be utilized except in connection with, the Proxy Statement/Prospectus, including any supplements and amendments thereto.

You should read carefully and in their entirety this Supplement and the Proxy Statement/Prospectus and all accompanying annexes and exhibits. In particular, you should review and consider carefully the matters discussed under the heading “Risk Factors” beginning on page 73 of the Proxy Statement/Prospectus.

Neither the SEC nor any state securities regulatory agency has approved or disapproved the transactions described in the Proxy Statement/Prospectus or any of the securities to be issued in the Business Combination (as defined in the Proxy Statement/Prospectus), passed upon the merits or fairness of the Business Combination or related transactions or passed upon the adequacy or accuracy of the disclosure in the Proxy Statement/Prospectus or this Supplement. Any representation to the contrary constitutes a criminal offense.

Prospectus supplement dated April 16, 2025

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 16, 2025

Distoken Acquisition Corporation

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41622	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Unit 1006, Block C, Jinshangjun Park No. 2 Xiaoba Road, Panlong District Kunming, Yunnan, China	N/A
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: +86 871 63624579

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary shares, par value $0.0001 per share	DIST	The Nasdaq Stock Market LLC
Redeemable warrants, each warrant entitling the holder to purchase one ordinary share at a price of $11.50 per share	DISTW	The Nasdaq Stock Market LLC
Rights, each right entitling the holder to receive one-tenth of one ordinary share	DISTR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry Into a Material Definitive Agreement.

As previously announced, on May 17, 2024, Distoken Acquisition Corporation, a Cayman Islands exempted company (“Distoken” or the “Company”), entered into a definitive business combination agreement, as amended on November 13, 2024 and January 17, 2025 (as it may be further amended, supplemented and/or restated from time to time, the “Business Combination Agreement”) with Youlife Group Inc., a Cayman Islands exempted company (“Pubco”), Xiaosen Sponsor LLC, a Cayman Islands limited liability company (the “Sponsor”), Youlife I Limited, a Cayman Islands exempted company and a wholly-owned subsidiary of Pubco (“First Merger Sub”), Youlife II Limited, a Cayman Islands exempted company and a wholly-owned subsidiary of Pubco (“Second Merger Sub”), and Youlife International Holdings Inc., a Cayman Islands exempted company (“Youlife”), for a proposed business combination among the parties (the “Business Combination”). Pursuant to the Business Combination Agreement, Pubco will serve as the parent company of each of Distoken and Youlife following the consummation of the Business Combination.

On April 16, 2025, Distoken and Pubco entered into a subscription agreement (the “Subscription Agreement”) with a certain investor (the “Subscriber”) to purchase 1,184,949 Class A ordinary shares, par value $0.0001 per share, of Pubco (the “Shares”), at a price of $10.00 per share, for an aggregate purchase price of $11,849,490, in a private placement to be consummated simultaneously with the closing of the Business Combination. Ms. Yunqiu Dai, a director of Youlife is the sole director of the Subscriber. The consummation of the transactions contemplated by the Subscription Agreement is conditioned on the substantially concurrent closing of the Business Combination and other customary closing conditions. The Subscriber was granted certain customary resale registration rights in the Subscription Agreement.

The foregoing description of the Subscription Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the form of Subscription Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and which is incorporated herein by reference.

Item 3.02.	Unregistered Sales of Equity Securities.

The disclosure set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02. The issuance of the Shares to the Subscriber will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), and is in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder.

This communication does not contain all the information that should be considered concerning the Business Combination and is not intended to form the basis of any investment decision or any other decision in respect of the Business Combination.

Additional Information About the Business Combination and Where to Find It

This Current Report on Form 8-K relates to a proposed Business Combination between Distoken and Youlife. In connection with the Business Combination, Pubco has filed with the Securities and Exchange Commission (the “SEC”) a registration statement on Form F-4, as amended (the “Registration Statement”), which includes a definitive proxy statement of Distoken and a definitive prospectus of Pubco, which Registration Statement was declared effective by the SEC on March 31, 2025. The definitive proxy statement, filed with the SEC by Distoken on April 2, 2025, and related materials for the Business Combination were mailed to the shareholders of Distoken as of a record date of March 27, 2025 on April 4, 2025. This communication does not contain all the information that should be considered concerning the Business Combination and is not intended to form the basis of any investment decision or any other decision in respect of the Business Combination. DISTOKEN’S AND YOULIFE’S SHAREHOLDERS AND OTHER INTERESTED PERSONS ARE ADVISED TO READ THE DEFINITIVE PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS FILED IN CONNECTION WITH THE BUSINESS COMBINATION, AS THESE MATERIALS CONTAIN IMPORTANT INFORMATION ABOUT DISTOKEN, YOULIFE, PUBCO AND THE BUSINESS COMBINATION. Shareholders and other interested persons will also be able to obtain copies of the definitive proxy statement/prospectus and other documents filed with the SEC, without charge, once available, at the SEC’s website at www.sec.gov, or by directing a request to: Distoken Acquisition Corporation, Unit 1006, Block C, Jinshangjun Park, No. 2 Xiaoba Road, Panlong District, Kunming, Yunnan, China; Tel: +86 871 63624579.

Participants in the Solicitation

Distoken and its directors and executive officers may be deemed participants in the solicitation of proxies from Distoken’s shareholders with respect to the Business Combination. A list of the names of those directors and executive officers of Distoken is contained in Distoken’s Annual Report on Form 10-K filed with the SEC on March 7, 2025, which is available free of charge at the SEC’s web site at www.sec.gov, or by directing a request to: Distoken Acquisition Corporation, Unit 1006, Block C, Jinshangjun Park, No. 2 Xiaoba Road, Panlong District, Kunming, Yunnan, China; Tel: +86 871 63624579. Additional information regarding the interests of such participants will be set forth in the Registration Statement when available.

Youlife, Pubco and their directors and executive officers may also be deemed to be participants in the solicitation of proxies from the shareholders of Distoken in connection with the Business Combination. A list of the names of such directors and executive officers and information regarding their interests in the Business Combination will be included in the Registration Statement when available.

Non-Solicitation

This Current Report on Form 8-K does not constitute, and should not be construed to be, a proxy statement or the solicitation of a proxy, solicitation of any vote or approval, consent or authorization with respect to any securities or in respect of the proposed Business Combination described herein and shall not constitute an offer to sell or a solicitation of an offer to buy any securities nor shall there be any sale of securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, or an exemption therefrom.

Forward-Looking Statements

This Current Report on Form 8-K contains certain statements that may be considered forward-looking statements within the meaning of the federal securities laws. Forward-looking statements include, without limitation, statements about future events or Distoken’s, Youlife’s or Pubco’s future financial or operating performance. For example, statements regarding Youlife’s anticipated growth and the anticipated growth in demand for Youlife’s products, services and solutions, the anticipated size of Youlife’s addressable market and other metrics, statements regarding the benefits of the Business Combination, and the anticipated timing of the completion of the Business Combination are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “may,” “should,” “could,” “might,” “plan,” “possible,” “project,” “strive,” “budget,” “forecast,” “expect,” “intend,” “will,” “estimate,” “anticipate,” “believe,” “predict,” “potential” or “continue,” or the negatives of these terms or variations of them or similar terminology.

These forward-looking statements regarding future events and the future results of Distoken, Youlife and Pubco are based on current expectations, estimates, forecasts, and projections about the industry in which Youlife operates, as well as the beliefs and assumptions of Distoken’s management and Youlife’s management. These forward-looking statements are only predictions and are subject to known and unknown risks, uncertainties, assumptions and other factors beyond Distoken’s, Youlife’s or Pubco’s control that are difficult to predict because they relate to events and depend on circumstances that will occur in the future. They are neither statements of historical fact nor promises or guarantees of future performance. Therefore, Youlife’s and Pubco’s actual results may differ materially and adversely from those expressed or implied in any forward-looking statements and Distoken, Youlife and Pubco therefore caution against relying on any of these forward-looking statements.

These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by Distoken and its management, Youlife and its management, and Pubco and its management, as the case may be, are inherently uncertain and are inherently subject to risks, variability and contingencies, many of which are beyond Distoken’s, Youlife’s or Pubco’s control. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: (i) the occurrence of any event, change or other circumstances that could give rise to the termination of the Business Combination Agreement and any subsequent definitive agreements with respect to the Business Combination; (ii) the outcome of any legal proceedings that may be instituted against Distoken, Youlife, Pubco or others following the announcement of the Business Combination and any definitive agreements with respect thereto; (iii) the inability to complete the Business Combination due to the failure to obtain consents and approvals of the shareholders of Distoken, to obtain financing to complete the Business Combination or to satisfy other conditions to closing, or delays in obtaining, adverse conditions contained in, or the inability to obtain necessary regulatory approvals required to complete the transactions contemplated by the Business Combination Agreement; (iv) changes to the proposed structure of the Business Combination that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the Business Combination; (v) projections, estimates and forecasts of revenue and other financial and performance metrics, projections of market opportunity and expectations, and the estimated implied enterprise value of Pubco; (vi) Youlife’s and Pubco’s ability to scale and grow its business, and the advantages and expected growth of Pubco; (vii) Pubco’s ability to source and retain talent, the cash position of Pubco following closing of the Business Combination; (viii) the ability to meet stock exchange listing standards in connection with, and following, the consummation of the Business Combination; (ix) the risk that the Business Combination disrupts current plans and operations of Youlife as a result of the announcement and consummation of the Business Combination; (x) the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, the ability of Pubco or Youlife to grow and manage growth profitably, maintain key relationships and retain its management and key employees; (xi) costs related to the Business Combination; (xii) changes in applicable laws, regulations, political and economic developments; (xiii) the possibility that Youlife or Pubco may be adversely affected by other economic, business and/or competitive factors; (xiv) Youlife’s estimates of expenses and profitability; (xv) the failure to realize estimated shareholder redemptions, purchase price and other adjustments; and (xvi) other risks and uncertainties set forth in the filings by Distoken or Pubco with the SEC. There may be additional risks that neither Distoken nor Youlife presently know or that Distoken and Youlife currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. Any forward-looking statements made by or on behalf of Distoken, Youlife or Pubco speak only as of the date they are made. None of Distoken, Youlife or Pubco undertakes any obligation to update any forward-looking statements to reflect any changes in their respective expectations with regard thereto or any changes in events, conditions or circumstances on which any such statement is based.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits. The following exhibits are being filed herewith:

Exhibit No.	Description

10.1	Form of Subscription Agreement, dated as of April 16, 2025, by and among Distoken, Pubco and the Subscriber party thereto.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Distoken Acquisition Corporation

Date: April 16, 2025	By:	/s/ Jian Zhang
	Name:	Jian Zhang
	Title:	Chief Executive Officer

Exhibit 10.1

FORM OF SUBSCRIPTION AGREEMENT

Ladies and Gentlemen:

This Subscription Agreement (this “Subscription Agreement”) is being entered into as of April 16, 2025, by and among Distoken Acquisition Corporation, an exempted company incorporated under the laws of the Cayman Islands (“SPAC”), Youlife Group Inc., an exempted company newly formed under the laws of the Cayman Islands (the “Issuer”) and the undersigned subscriber (the “Investor”), in connection with the Business Combination Agreement, dated as of May 17, 2024, as amended on November 13, 2024 and January 17, 2025 (as it may be further amended, supplemented or otherwise modified from time to time, the “Transaction Agreement”), by and among SPAC, the Issuer, Youlife International Holdings Inc., an exempted company incorporated under the laws of the Cayman Islands (the “Company”) and the other parties thereto providing for the business combination of SPAC, the Issuer and the Company, on the terms and subject to the conditions therein, pursuant to (i) the merger of the Company with a wholly-owned subsidiary of the Issuer (“Merger Sub 1”) with the Company being the surviving entity (“Merger 1”), followed by (ii) the merger of SPAC with a wholly-owned subsidiary of the Issuer with SPAC being the surviving entity (“Merger 2,” and together with Merger 1 and the other transactions contemplated by the Transaction Agreement, collectively, the “Transaction”). In connection with the Transaction, the Issuer is seeking commitments from interested investors to purchase, contingent upon, and substantially concurrently with the closing of the Transaction, that number of Class A ordinary shares in the capital of the Issuer, par value $0.0001 per share (the “Shares”) set forth on the signature page of this Subscription Agreement in a private placement for a purchase price of $10.00 per share (the “Per Share Purchase Price”). The aggregate purchase price to be paid by the Investor for the subscribed Shares as set forth on the signature page hereto (the “Subscribed Shares”) is referred to herein as the “Subscription Amount.”

In connection therewith, and in consideration of the foregoing and the mutual representations, warranties and covenants, and subject to the conditions, set forth herein, and intending to be legally bound hereby, each of the Investor, the Issuer and SPAC acknowledges and agrees as follows:

1. Subscription.

The Investor hereby irrevocably subscribes for and agrees to purchase from the Issuer the number of Shares set forth on the signature page of this Subscription Agreement at the Per Share Purchase Price and on the terms and subject to the conditions provided for herein.

2. Closing. The closing of the sale of the Shares contemplated hereby (the “Closing”, and the date that the Closing actually occurs, the “Closing Date”) is contingent upon the substantially concurrent consummation of the Transaction. The Closing shall occur on the date of, and substantially concurrently with and conditioned upon the consummation of, the Transaction; provided that the Closing shall occur no earlier than immediately after the effective time of Merger 1. Upon (a) satisfaction or waiver of the conditions set forth in Section 3 below and (b) delivery of written notice from (or on behalf of) the Issuer to the Investor (the “Closing Notice”), that the Issuer reasonably expects all conditions to the closing of the Transaction to be satisfied or waived is reasonably expected to occur, including the fact that the Company has received the notice confirming the completion of the required filing (the “CSRC Approval”) in connection with the Transaction pursuant to the Trial Administrative Measures of Overseas Securities Offering and Listing by Domestic Companies, promulgated by the China Securities Regulatory Commission on February 17, 2023 (the “Overseas Listing Trial Measures”), the Investor shall deliver to the Issuer, within ten(10) business days following the receipt of the Closing Notice, the Subscription Amount by wire transfer of United States dollars in immediately available funds to the account(s) designated by the Issuer in the Closing Notice, to be held in escrow until the closing of Merger 2. The Closing Notice shall also set forth the date on which the Issuer reasonably expects all conditions to the closing of the Transaction to be satisfied or waived (the “Scheduled Closing Date”). The Investor shall also deliver to the Issuer any other information that is reasonably requested in the Closing Notice in order for the Issuer to issue the Investor’s Shares, including, without limitation, the legal name of the person in whose name such Shares are to be issued and a duly executed Internal Revenue Service Form W-9 or W-8, as applicable. As soon as practicable following, but not later than one (1) business day after the Closing Date, the Issuer shall (1) issue a number of Shares to the Investor set forth on the signature page to this Subscription Agreement and subsequently cause such Shares to be registered in book entry form in the name of the Investor on the Issuer’s register of members and (2) deliver to the Investor a copy of the records of the Issuer’s transfer agent or other evidence showing the Investor as the owner of the Shares on and as of the Closing Date; provided, however, that the Issuer’s obligation to issue the Shares to the Investor is contingent upon the Issuer having received the Subscription Amount in full accordance with this Section 2. The failure of the Closing to occur on the Scheduled Closing Date shall not terminate this Subscription Agreement or otherwise relieve any party of any of its obligations hereunder, and any such termination will occur solely pursuant to Section 10 below. If the Closing does not occur within ten (10) business days following the Scheduled Closing Date specified in the Closing Notice, unless otherwise agreed to in writing by SPAC, the Issuer and Investor, the Issuer shall promptly (but not later than one (1) business day thereafter) return the Subscription Amount that was paid by the Investor in full to the Investor. For purposes of this Subscription Agreement, “business day” shall mean a day other than a Saturday, Sunday or other day on which commercial banks in New York, Hong Kong or the Cayman Islands are authorized or required by law to close.

3. Closing Conditions.

a. The obligation of the parties hereto to consummate the purchase and sale of the Shares pursuant to this Subscription Agreement is subject to the satisfaction or valid waiver by SPAC and the Issuer, on the one hand, and the Investor on the other hand, of the condition that all conditions precedent to the closing of the Transaction under the Transaction Agreement shall have been satisfied (as determined by the parties to the Transaction Agreement and other than those conditions under the Transaction Agreement which, by their nature, are to be fulfilled at the closing of the Transaction, including to the extent that any such condition is dependent upon the consummation of the purchase and sale of the Shares pursuant to this Subscription Agreement) or waived by the parties thereto and the closing of the Transaction shall be scheduled to occur concurrently with or on the same date as the Closing Date.

b. The obligation of the Issuer to consummate the issuance and sale of the Shares pursuant to this Subscription Agreement shall be subject to the satisfaction or valid waiver by the Issuer of the additional conditions that (i) all representations and warranties of the Investor contained in this Subscription Agreement are true and correct in all material respects at and as of the Closing Date, and consummation of the Closing shall constitute a reaffirmation by the Investor of each of the representations and warranties of the Investor contained in this Subscription Agreement as of the Closing Date and (ii) all obligations, covenants and agreements of the Investor required to be performed by it at or prior to the Closing Date shall have been performed in all material respects.

c. The obligation of the Investor to consummate the purchase of the Shares pursuant to this Subscription Agreement shall be subject to the satisfaction or valid waiver by the Investor of the additional conditions that (i) all representations and warranties of the Issuer and SPAC contained in this Subscription Agreement shall be true and correct in all material respects (other than representations and warranties that are qualified as to materiality, Issuer Material Adverse Effect or SPAC Material Adverse Effect (as defined herein), which representations and warranties shall be true in all respects) at and as of the Closing Date, and consummation of the Closing shall constitute a reaffirmation by each of the Issuer and SPAC of each of their respective representations and warranties contained in this Subscription Agreement as of the Closing Date and (ii) all obligations, covenants and agreements of the Issuer required by the Subscription Agreement to be performed by it at or prior to the Closing Date shall have been performed in all material respects.

4. Further Assurances. At or prior to the Closing Date, the parties hereto shall execute and deliver or cause to be executed and delivered such additional documents and take such additional actions as the parties reasonably may deem to be practical and necessary in order to consummate the subscription as contemplated by this Subscription Agreement.

5. Issuer Representations and Warranties. The Issuer represents and warrants to the Investor that:

a. The Issuer is an exempted company duly incorporated, validly existing and in good standing under the laws of the Cayman Islands. The Issuer has all power (corporate or otherwise) and authority to own, lease and operate its properties and conduct its business as presently conducted and to enter into, deliver and perform its obligations under this Subscription Agreement.

b. As of the Closing Date, subject to the receipt of the Subscription Amount in accordance with the terms of this Subscription Agreement and registration on the Issuer’s register of members, the Shares will be duly authorized and, when issued and delivered to the Investor against full payment therefor in accordance with the terms of this Subscription Agreement and registered on the Issuer’s register of members, the Shares will be validly issued, fully paid and non-assessable and will not have been issued in violation of or subject to any preemptive or similar rights created under the Issuer’s memorandum and articles of association (as may be amended and/or restated from time to time) in effect on the Closing Date or under the Companies Act (as revised) of the Cayman Islands.

c. This Subscription Agreement has been duly authorized, executed and delivered by the Issuer and, assuming that this Subscription Agreement constitutes the valid and binding agreement of SPAC and the Investor, this Subscription Agreement is enforceable against the Issuer in accordance with its terms, except as may be limited or otherwise affected by (i) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other laws relating to or affecting the rights of creditors generally, or (ii) principles of equity, whether considered at law or equity.

d. The issuance and sale of the Shares and the compliance by the Issuer with all of the provisions of this Subscription Agreement and the consummation of the transactions contemplated herein will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of the Issuer pursuant to the terms of any indenture, mortgage, deed of trust, loan agreement, lease, license or other agreement or instrument to which the Issuer is a party or by which the Issuer is bound or to which any of the property or assets of the Issuer is subject that would reasonably be expected to have a material adverse effect on the ability of the Issuer to timely comply in all material respects with the terms of this Subscription Agreement (an “Issuer Material Adverse Effect”); (ii) result in any violation of the provisions of the organizational documents of the Issuer; or (iii) result in any violation of any statute or any judgment, order, rule or regulation of any court or governmental agency or body, domestic or foreign, having jurisdiction over the Issuer or any of its properties that would reasonably be expected to have an Issuer Material Adverse Effect.

e. Assuming the accuracy of the Investor’s representations and warranties set forth in Section 6, no registration under the Securities Act of 1933, as amended (the “Securities Act”) is required for the offer and sale of the Shares by the Issuer to the Investor hereunder. The Shares (i) were not offered by any form of general solicitation or general advertising and (ii) to the Issuer’s knowledge are not being offered in a manner involving a public offering under, or in a distribution in violation of, the Securities Act, or any state securities laws.

6. Investor Representations and Warranties. The Investor represents and warrants to SPAC and the Issuer that:

a. The Investor, or each of the funds managed by or affiliated with the Investor for which the Investor is acting as nominee, as applicable, (i) is a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act) or an institutional “accredited investor” (within the meaning of Rule 501(a) under the Securities Act), in each case, satisfying the applicable requirements set forth on Schedule A, and accordingly, understands that the offering meets the exemptions from filing under FINRA Rule 5123(b)(1)(C) or (J), (ii) is acquiring the Shares only for his, her or its own account and not for the account of others, or if the Investor is subscribing for the Shares as a fiduciary or agent for one or more investor accounts, the Investor has full investment discretion with respect to each such account, and the full power and authority to make the acknowledgements, representations and agreements herein on behalf of each owner of each such account, and (iii) is not acquiring the Shares with a view to, or for offer or sale in connection with, any distribution thereof in violation of the Securities Act (and shall provide the requested information set forth on Schedule A). The Investor (i) is an “institutional account” as defined by FINRA Rule 4512(c), (ii) is a sophisticated investor, experienced in investing in private equity transactions and capable of evaluating investment risks independently, both in general and with regard to all transactions and investment strategies involving a security or securities and (iii) exercised independent judgment in evaluating the Investor’s participation in the purchase of the Shares, and (z) understands that the offering meets (i) the exemptions from filing under FINRA Rule 5123(b)(1)(A) and (ii) the institutional customer exemption under FINRA Rule 2111(b). The information provided by the Investor on Schedule A is true and correct in all respects.

b. The Investor acknowledges and agrees that the Shares are being offered in a transaction not involving any public offering within the meaning of the Securities Act and that the Shares have not been registered under the Securities Act. The Investor acknowledges and agrees that the Shares may not be offered, resold, transferred, pledged or otherwise disposed of by the Investor absent an effective registration statement under the Securities Act except (i) to the Issuer or a subsidiary thereof, (ii) to non-U.S. persons pursuant to offers and sales that occur outside the United States within the meaning of Regulation S under the Securities Act or (iii) pursuant to another applicable exemption from the registration requirements of the Securities Act, and in each of clauses (i) and (iii) in accordance with any applicable securities laws of the states and other jurisdictions of the United States, and that any certificates representing the Shares shall contain a restrictive legend to such effect. The Investor acknowledges and agrees that the Shares will be subject to transfer restrictions and, as a result of these transfer restrictions, the Investor may not be able to readily offer, resell, transfer, pledge or otherwise dispose of the Shares and may be required to bear the financial risk of an investment in the Shares for an indefinite period of time. The Investor acknowledges and agrees that the Shares will not be eligible for offer, resale, transfer, pledge or disposition pursuant to Rule 144 promulgated under the Securities Act until at least one year from the Closing Date. The Investor acknowledges and agrees that it has been advised to consult legal counsel and tax and accounting advisors prior to making any offer, resale, transfer, pledge or disposition of any of the Shares.

c. The Investor acknowledges and agrees that the Investor is purchasing the Shares directly from the Issuer. The Investor further acknowledges that there have been no representations, warranties, covenants and agreements made to the Investor by or on behalf of SPAC, the Issuer, the Company, any of their respective affiliates or any control persons, officers, directors, employees, partners, agents or representatives of any of the foregoing or any other person or entity, expressly or by implication, other than those representations, warranties, covenants and agreements of the Issuer expressly set forth in Section 5 of this Subscription Agreement and those representations, warranties, covenants and agreements of SPAC expressly set forth in Section 7 of this Subscription Agreement.

d. The Investor’s acquisition and holding of the Shares will not constitute or result in a non-exempt prohibited transaction under Section 406 of the Employee Retirement Income Security Act of 1974, as amended, Section 4975 of the Internal Revenue Code of 1986, as amended, or any applicable similar law.

e. The Investor acknowledges and agrees that the Investor has received such information as the Investor deems necessary in order to make an investment decision with respect to the Shares, including, with respect to SPAC, the Issuer, the Company, the Transaction and the business of the Company and its subsidiaries. Without limiting the generality of the foregoing, the Investor acknowledges that he, she or it has reviewed the respective filings of SPAC and the Issuer with the U.S. Securities and Exchange Commission (the “SEC”). The Investor acknowledges and agrees that the Investor and the Investor’s professional advisor(s), if any, have had the full access to and opportunity to ask such questions, receive such answers and obtain such financial and other information and an opportunity to review such information as the Investor and such Investor’s professional advisor(s), if any, have deemed necessary to make an investment decision with respect to the Shares.

f. The Investor became aware of this offering of the Shares solely by means of direct contact between the Investor and SPAC, the Issuer, the Company or a representative of the SPAC, Issuer or the Company, and the Shares were offered to the Investor solely by direct contact between the Investor and the SPAC, the Issuer, the Company or a representative of SPAC, the Issuer or the Company. The Investor did not become aware of this offering of the Shares, nor were the Shares offered to the Investor, by any other means. The Investor acknowledges that the Shares (i) were not offered by any form of general solicitation or general advertising or, to its knowledge, general solicitation and (ii) are not being offered in a manner involving a public offering under, or in a distribution in violation of, the Securities Act, or any state securities laws. The Investor acknowledges that it is not relying upon, and has not relied upon, any statement, representation or warranty made by any person, firm or corporation (including, without limitation, SPAC, the Issuer, the Company, any of their respective affiliates or any control persons, officers, directors, employees, partners, agents or representatives of any of the foregoing), other than the representations and warranties of the Issuer contained in Section 5 of this Subscription Agreement and of SPAC contained in Section 7 of this Subscription Agreement, in making its investment or decision to invest in the Issuer.

g. The Investor acknowledges that it is aware that there are substantial risks incident to the purchase and ownership of the Shares, including those set forth in the Issuer’s and SPAC’s respective filings with the SEC. The Investor has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Shares, and the Investor has sought such accounting, legal and tax advice as the Investor has considered necessary to make an informed investment decision and the Investor has made its own assessment and has satisfied itself concerning relevant tax and other economic considerations relative to its purchase of the Shares.

h. Alone, or together with any professional advisor(s), the Investor has adequately analyzed and fully considered the risks of an investment in the Shares and determined that the Shares are a suitable investment for the Investor and that the Investor is able at this time and in the foreseeable future to bear the economic risk of a total loss of the Investor’s investment in the Issuer. The Investor acknowledges specifically that a possibility of total loss exists.

i. The Investor acknowledges that (i) the Company and the SPAC currently may have, and later may come into possession of, information regarding the Company and the SPAC that is not known to the Investor and that may be material to a decision to enter into this transaction to purchase the Shares (“Excluded Information”), (ii) the Investor has determined to enter into the this transaction to purchase the Shares notwithstanding its lack of knowledge of the Excluded Information, and (iii) neither the Company nor the SPAC shall have liability to the Investor, and the Investor hereby to the extent permitted by law waive and releases any claims it may have against the Company and the SPAC, with respect to the nondisclosure of the Excluded Information. However, if the Company or the SPAC intentionally or through gross negligence fails to disclose material information that has a substantial impact on the listing process or investment decision-making to the Investor (including but not limited to significant litigation, financial fraud, or regulatory investigations), and such failure to disclose directly causes the Investor to suffer economic losses, the Investor shall retain the right to claim damages from the responsible party as provided under the applicable law.

j. The Investor acknowledges that certain information provided to the Investor was based on projections, and such projections were prepared based on assumptions and estimates that are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the projections.

k. The Investor acknowledges and agrees that no federal or state agency has passed upon or endorsed the merits of the offering of the Shares or made any findings or determination as to the fairness of this investment.

l. The Investor, if not an individual, has been duly formed or incorporated and is validly existing and is in good standing under the laws of its jurisdiction of formation or incorporation, with power and authority to enter into, deliver and perform its obligations under this Subscription Agreement.

m. The execution, delivery and performance by the Investor of this Subscription Agreement are within the powers of the Investor, have been duly authorized and will not constitute or result in a breach or default under or conflict with any order, ruling or regulation of any court or other tribunal or of any governmental commission or agency, or any agreement or other undertaking, to which the Investor is a party or by which the Investor is bound, and, if the Investor is not an individual, will not violate any provisions of the Investor’s organizational documents, including, without limitation, its incorporation or formation papers, bylaws, indenture of trust or partnership or operating agreement, as may be applicable. The signature on this Subscription Agreement is genuine, and the signatory, if the Investor is an individual, has legal competence and capacity to execute the same or, if the Investor is not an individual, the signatory has been duly authorized to execute the same, and, assuming that this Subscription Agreement constitutes the valid and binding obligation of SPAC and the Issuer, this Subscription Agreement constitutes a legal, valid and binding obligation of the Investor, enforceable against the Investor in accordance with its terms except as may be limited or otherwise affected by (i) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other laws relating to or affecting the rights of creditors generally, and (ii) principles of equity, whether considered at law or equity.

n. The Investor is not (i) a person or entity named on the List of Specially Designated Nationals and Blocked Persons administered by the U.S. Treasury Department’s Office of Foreign Assets Control (“OFAC”) or in any Executive Order issued by the President of the United States and administered by OFAC (“OFAC List”), or a person or entity prohibited by any OFAC sanctions program, (ii) owned, directly or indirectly, or controlled by, or acting on behalf of, one or more persons that are named on the OFAC List; (iii) organized, incorporated, established, located, resident or born in, or a citizen, national or the government, including any political subdivision, agency or instrumentality thereof, of, Cuba, Iran, North Korea, Syria, the Crimea region of Ukraine or any other country or territory embargoed or subject to substantial trade restrictions by the United States, (iv) a Designated National as defined in the Cuban Assets Control Regulations, 31 C.F.R. Part 515, or (v) a non-U.S. shell bank or providing banking services indirectly to a non-U.S. shell bank (each, a “Prohibited Investor”). The Investor agrees to provide law enforcement agencies, if requested thereby, such records as required by applicable law, provided that the Investor is permitted to do so under applicable law. If the Investor is a financial institution subject to the Bank Secrecy Act (31 U.S.C. Section 5311 et seq.) (the “BSA”), as amended by the USA PATRIOT Act of 2001 (the “PATRIOT Act”), and its implementing regulations (collectively, the “BSA/PATRIOT Act”), the Investor maintains policies and procedures reasonably designed to comply with applicable obligations under the BSA/PATRIOT Act. To the extent required, it maintains policies and procedures reasonably designed to ensure compliance with OFAC-administered sanctions programs, including for the screening of its investors against the OFAC sanctions programs, including the OFAC List. To the extent required by applicable law, the Investor maintains policies and procedures reasonably designed to ensure that the funds held by the Investor and used to purchase the Shares were legally derived and were not obtained, directly or indirectly, from a Prohibited Investor.

o. The Investor is not currently (and at all times through Closing will refrain from being or becoming) a member of a “group” (within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) acting for the purpose of acquiring, holding or disposing of equity securities of SPAC (within the meaning of Rule 13d-5(b)(1) under the Exchange Act).

p. No foreign person (as defined in Section 721 of the Defense Production Act of 1950, as amended (50 U.S.C. §4565), and all rules and regulations issued and effective thereunder (together, the “DPA”)) in which the national or subnational governments of a single foreign state have a “substantial interest” (as defined in the DPA) will acquire a “substantial interest” (as defined in the DPA) in the Issuer as a result of the purchase of Shares by the Investor hereunder such that a filing before the Committee on Foreign Investment in the United States would be required under the DPA, and no such foreign person will have “control” (as defined in the DPA) over the Issuer from and after the Closing as a result of the purchase of Shares by the Investor hereunder.

q. The Investor has or has commitments to have and, when required to deliver payment to the Issuer pursuant to Section 2 above, will have, sufficient funds to pay the Subscription Amount and consummate the purchase and sale of the Shares pursuant to this Subscription Agreement.

r. The Investor does not have, as of the date hereof, and during the 30-day period immediately prior to the date hereof, the Investor has not entered into, any “put equivalent position” as such term is defined in Rule 16a-1 under the Exchange Act or end of day short sale positions with respect to the securities of SPAC.

s. If the Investor is an employee benefit plan that is subject to Title I of ERISA, a plan, an individual retirement account or other arrangement that is subject to section 4975 of the Internal Revenue Code of 1986, as amended (the “Code”) or an employee benefit plan that is a governmental plan (as defined in section 3(32) of ERISA), a church plan (as defined in section 3(33) of ERISA), a non-U.S. plan (as described in section 4(b)(4) of ERISA) or other plan that is not subject to the foregoing but may be subject to provisions under any other federal, state, local, non-U.S. or other laws or regulations that are similar to such provisions of ERISA or the Code, or an entity whose underlying assets are considered to include “plan assets” of any such plan, account or arrangement (each, a “Plan”) subject to the fiduciary or prohibited transaction provisions of ERISA or section 4975 of the Code, the Investor represents and warrants that (i) neither the SPAC, the Issuer nor, to the Investor’s knowledge, any of the SPAC’s or the Issuer’s respective affiliates (the “Transaction Parties”) has acted as the Plan’s fiduciary, or has been relied on for advice, with respect to its decision to acquire and hold the Subscribed Shares, and none of the Transaction Parties shall at any time be relied upon as the Plan’s fiduciary with respect to any decision to acquire, continue to hold or transfer the Subscribed Shares and (ii) the acquisition and holding of the Subscribed Shares will not result in a non-exempt prohibited transaction under ERISA or Section 4975 of the Code.

t. No broker, finder or other financial consultant is acting on the Investor’s behalf in connection with this Subscription Agreement or the transactions contemplated hereby in such a way as to create any liability of the Issuer or SPAC for the payment of any fees, costs, expenses or commissions.

7. SPAC Representations and Warranties. SPAC represents and warrants to the Investor that:

a. SPAC is an exempted company duly incorporated, validly existing and in good standing under the laws of the Cayman Islands. SPAC has all power (corporate or otherwise) and authority to own, lease and operate its properties and conduct its business as presently conducted and to enter into, deliver and perform its obligations under this Subscription Agreement.

b. This Subscription Agreement has been duly authorized, executed and delivered by SPAC and, assuming that this Subscription Agreement constitutes the valid and binding agreement of the Issuer and the Investor, this Subscription Agreement is enforceable against the SPAC in accordance with its terms, except as may be limited or otherwise affected by (i) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other laws relating to or affecting the rights of creditors generally, or (ii) principles of equity, whether considered at law or equity.

c. The execution, delivery and performance of this Subscription Agreement (including compliance by SPAC with all of the provisions hereof) and the consummation of the transactions contemplated herein will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of SPAC pursuant to the terms of any indenture, mortgage, deed of trust, loan agreement, lease, license or other agreement or instrument to which SPAC is a party or by which SPAC is bound or to which any of the property or assets of SPAC is subject that would reasonably be expected to have a material adverse effect on the ability of SPAC to timely comply in all material respects with the terms of this Subscription Agreement (a “SPAC Material Adverse Effect”); (ii) result in any violation of the provisions of the organizational documents of SPAC; or (iii) result in any violation of any statute or any judgment, order, rule or regulation of any court or governmental agency or body, domestic or foreign, having jurisdiction over SPAC or any of its properties that would reasonably be expected to have a SPAC Material Adverse Effect.

d. As of their respective filing dates, each form, report, statement, schedule, prospectus, proxy, registration statement and other documents filed by SPAC with the SEC prior to the date of this Subscription Agreement (the “SEC Documents”) complied in all material respects with the requirements of the Exchange Act applicable to the SEC Documents and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents. None of the SEC Documents filed under the Exchange Act, contained, when filed or, if amended prior to the date of this Subscription Agreement, as of the date of such amendment with respect to those disclosures that are amended, any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, that SPAC makes no such representation or warranty with respect to the proxy statement of SPAC to be filed in connection with the approval of the Transaction Agreement by the shareholders of SPAC or any other information relating to the Company or any of its affiliates included in any SEC Document or filed as an exhibit thereto. To the knowledge of SPAC, there are no material outstanding or unresolved comments in comment letters from the SEC staff with respect to any of the SEC Documents.

8. Registration Rights.

a. The Issuer agrees that, within thirty (30) calendar days after the Closing Date (or within ninety (90) calendar days following the Closing Date if the Issuer is required to include therein additional financial information that is not included in the registration statement on Form F-4 at the time of the closing of the Transaction), it will file or cause to be filed, with the SEC (at the its sole cost and expense) a registration statement registering the resale of the Shares (the “Registration Statement”), and it shall use its commercially reasonable efforts to have the Registration Statement declared effective as soon as practicable after the filing thereof. The Issuer agrees to, except for such times as the Issuer is permitted hereunder to suspend the use of the prospectus forming part of a Registration Statement, use its commercially reasonable efforts to cause such Registration Statement, or another shelf registration statement that includes the Shares to be sold pursuant to this Subscription Agreement, to remain effective until the earliest of (i) the second anniversary of the Closing, (ii) the date on which the Investor ceases to hold any Shares issued pursuant to this Subscription Agreement, or (iii) on the first date on which the Investor is able to sell all of its Shares issued pursuant to this Subscription Agreement (or shares received in exchange therefor) under Rule 144 promulgated under the Securities Act (“Rule 144”) without the public information, volume or manner of sale limitations of such rule (such date, the “End Date”).

b. Prior to the End Date, the Issuer will use commercially reasonable efforts to qualify the Shares for listing on the applicable stock exchange. The Investor agrees to disclose its ownership to the Issuer upon request to assist it in making the determination with respect to Rule 144 described in clause (iii) above. The Issuer may amend the Registration Statement so as to convert the Registration Statement to a Registration Statement on Form F-3 at such time after the Issuer becomes eligible to use such Form F-3. The Investor acknowledges and agrees that the Issuer may suspend the use of any such registration statement if it determines that in order for such registration statement not to contain a material misstatement or omission, an amendment thereto would be needed to include information that would at that time not otherwise be required in a current, quarterly, or annual report under the Exchange Act. The Issuer’s obligations to include the Shares issued pursuant to this Subscription Agreement (or shares issued in exchange therefor) for resale in the Registration Statement are contingent upon the Investor furnishing in writing to the Issuer such information regarding the Investor, the securities of the Issuer held by the Investor and the intended method of disposition of such Shares, which shall be limited to non-underwritten public offerings, as shall be reasonably requested by the Issuer to effect the registration of such Shares, and shall execute such documents in connection with such registration as the Issuer may reasonably request that are customary of a selling stockholder in similar situations.

c. Notwithstanding anything to the contrary in this Subscription Agreement, the Issuer shall be entitled to delay or postpone the effectiveness of the Registration Statement, and from time to time to require the Investor not to sell under the Registration Statement or to suspend the effectiveness thereof, if (x) the use of the Registration Statement would require the inclusion of financial statements that are unavailable for reasons beyond the Issuer’s control, (y) the Issuer determines that in order for the Registration Statement to not contain a material misstatement or omission, an amendment thereto would be needed to include information that would at that time not otherwise be required in a current, quarterly, or annual report under the Exchange Act, or if (z) such filing or use could materially affect a bona fide business or financing transaction of the Issuer or its subsidiaries or would require additional disclosure by the Issuer in the Registration Statement of material information that the Issuer has a bona fide business purpose for keeping confidential (each such circumstance, a “Suspension Event”). Upon receipt of any written notice from the Issuer of the happening of any Suspension Event during the period that the Registration Statement is effective or if as a result of a Suspension Event the Registration Statement or related prospectus contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made (in the case of the prospectus) not misleading, the Investor agrees that it will immediately discontinue offers and sales of the Subscribed Shares under the Registration Statement until the Investor receives copies of a supplemental or amended prospectus that corrects the misstatement(s) or omission(s) referred to above and receives notice that any post-effective amendment has become effective or unless otherwise notified by the Issuer that it may resume such offers and sales; provided, for the avoidance of doubt, that the Issuer shall not include any material non-public information in any such written notice. If so directed by the Issuer, the Investor will deliver to the Issuer or destroy all copies of the prospectus covering the Subscribed Shares in the Investor’s possession.

d. Indemnification

(i) The Issuer agrees to indemnify and hold harmless, to the extent permitted by law, the Investor, its directors, and officers, employees, and agents, and each person who controls the Investor (within the meaning of the Securities Act or the Exchange Act) from and against any and all out-of-pocket losses, claims, damages, liabilities and expenses (including, without limitation, any reasonable and documented attorneys’ fees and expenses incurred in connection with defending or investigating any such action or claim) caused by any untrue or alleged untrue statement of a material fact contained in any Registration Statement, prospectus included in any Registration Statement or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are caused by or contained in any information furnished in writing to the Issuer by or on behalf of the Investor expressly for use therein.

(ii) Any person entitled to indemnification herein shall (1) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure to give prompt notice shall not impair any person’s right to indemnification hereunder to the extent such failure has not prejudiced the indemnifying party) and (2) permit such indemnifying party to assume the defense of such claim with counsel it elects in its sole discretion. If such defense is assumed, the indemnifying party will not be liable to the indemnified party for any legal or other expenses incurred by the indemnified party and shall not be subject to any liability for any settlement made by the indemnified party without its consent. An indemnifying party who elects not to assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of legal counsel to any indemnified party a conflict of interest exists between such indemnified party and any other of such indemnified parties with respect to such claim. No indemnifying party shall, without the consent of the indemnified party, consent to the entry of any judgment or enter into any settlement which cannot be settled in all respects by the payment of money (and such money is so paid by the indemnifying party pursuant to the terms of such settlement) or which settlement does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

(iii) The indemnification provided for under this Subscription Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director, employee, agent, affiliate or controlling person of such indemnified party and shall survive the transfer of the Shares purchased pursuant to this Subscription Agreement.

(iv) If the indemnification provided under this Section 8d from the indemnifying party is unavailable or insufficient to hold harmless an indemnified party in respect of any losses, claims, damages, liabilities and expenses referred to herein, then the indemnifying party, in lieu of indemnifying the indemnified party, shall contribute to the amount paid or payable by the indemnified party as a result of such losses, claims, damages, liabilities and expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and indemnified party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, was made by, or relates to information supplied by or on behalf of, such indemnifying party or indemnified party, and the indemnifying party’s and indemnified party’s relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses or other liabilities referred to above shall be deemed to include, subject to the limitations set forth above, any legal or other fees, charges or expenses reasonably incurred by such party in connection with any investigation or proceeding. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution pursuant to this Section 8d from any person who was not guilty of such fraudulent misrepresentation. Any contribution pursuant to this Section 8d by any seller of Shares shall be limited in amount to the amount of net proceeds received by such seller from the sale of such Shares pursuant to the Registration Statement. Notwithstanding anything to the contrary herein, in no event will any party be liable for consequential, special, exemplary or punitive damages in connection with this Subscription Agreement.

9. Additional Investor Agreement.

a. The Investor agrees that, from the date of this Subscription Agreement, none of the Investor or any person or entity acting on behalf of the Investor or pursuant to any understanding with the Investor will engage in any hedging or other transactions or arrangements (including, without limitation, any short sale or the purchase or sale of, or entry into, any put or call option, or combination thereof, forward, swap or any other derivative transaction or similar instrument, including without limitation equity repurchase agreements and securities lending arrangements, however, described or defined) designed or intended, or which could reasonably be expected to lead to or result in, a sale, loan, pledge or other disposition or transfer (whether by the Investor or any other person) of any economic consequences of ownership, in whole or in part, directly or indirectly, physically or synthetically, of any securities of the SPAC prior to the Closing, whether any such transaction or arrangement (or instrument provided for thereunder) would be settled by delivery of securities of the SPAC, in cash or otherwise, or to publicly disclose the intention to undertake any of the foregoing; provided that the provisions of this Section 9 shall not apply to long sales (including sales of securities held by the Investor prior to the date of this Subscription Agreement and securities purchased by the Investor in the open market after the date of this Subscription Agreement) other than those effectuated through derivatives transactions and similar instruments.

b. The Investor hereby agrees not to, during the period (the “Lock-Up Period”) commencing from the effective time of Merger 2 and ending after the 180th day of the Closing: (A) lend, offer, pledge (except as provided herein below), hypothecate, encumber, donate, assign, sell, offer to sell, contract or agree to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of or agree to transfer or dispose of, directly or indirectly, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Exchange Act, any Shares subscribed for by the Investor hereunder (the “Restricted Securities”), (B) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Restricted Securities, or (C) publicly disclose the intention to do any of the foregoing, whether any such transaction described in clauses (A), (B) or (C) above is to be settled by delivery of Restricted Securities or other securities, in cash or otherwise (any of the foregoing described in clauses (A), (B) or (C), a “Prohibited Transfer”); provided, that at any time subsequent to the Closing Date, the Lock-Up Period shall end on the date on which the Issuer completes a liquidation, merger, capital stock exchange, reorganization, bankruptcy or other similar transaction that results in all of the outstanding Shares being converted into cash, securities or other property.

c. The foregoing Section 9 (b) shall not apply to the transfer of any or all of the Restricted Securities owned by the Investor (i) by gift, will or intestate succession, virtue of laws of descent and distribution upon the death of the Investor, (ii) to any Permitted Transferee (defined below), (iii) pursuant to a qualified domestic relations order, divorce settlement, divorce decree, settlement agreement, or other court order related to the distribution of assets in connection with the dissolution of marriage or civil union, (iv) to the Issuer to satisfy tax withholding obligations pursuant to its equity incentive plans or arrangements, (v) to the Issuer pursuant to any contractual arrangement in effect at the Closing that provides for the repurchase by the Issuer or forfeiture of the Restricted Securities, (vi) which was acquired in open market transactions after the Closing, or (vii) in connection with any legal, regulatory or other order; provided, however, that in any of cases (i), (ii) or (iii) it shall be a condition to such transfer that the transferee executes and delivers to the Issuer an agreement stating that the transferee is receiving and holding the Restricted Securities subject to the provisions of this Subscription Agreement applicable to the Investor, and there shall be no further transfer of such Restricted Securities except in accordance with this Subscription Agreement.

d. As used in this Agreement, the term “Permitted Transferee” shall mean: (i) the members of the Investor’s immediate family (for purposes of this Agreement, “immediate family” shall mean with respect to any natural person, any of the following: such person’s spouse, domestic partner, the siblings of such person and his or her spouse, and the direct descendants and ascendants (including adopted and step children and parents) of such person and his or her spouses and siblings), (ii) any trust for the direct or indirect benefit of the Investor or the immediate family of the Investor, (iii) if the Investor is a trust, to the trustor or beneficiary of such trust or to the estate of a beneficiary of such trust, (iv) if the Investor is an entity, as a distribution to limited partners, shareholders, members of, or owners of similar equity interests in the Investor by virtue of the laws of the jurisdiction of the Investor’s organization and the Investor’s organizational documents upon the liquidation and dissolution of the Investor or (v) to any affiliate (as defined in Rule 405 under the Securities Act) of the Investor. The Investor further agrees to execute such agreements as may be reasonably requested by the Issuer that are consistent with the foregoing or that are necessary to give further effect thereto. Notwithstanding the foregoing, the Investor may pledge its Restricted Securities to a third party during the Lock-Up Period, provided, that the party to whom the Restricted Securities are pledged acknowledges and agrees in writing that the Restricted Securities are subject to this Agreement and that such third party shall not be entitled to enforce its rights and remedies with respect to the Restricted Securities, including, without limitation, the right to vote, sell or take ownership of such Restricted Securities, until after the Lock-Up Period.

e. If any Prohibited Transfer is made or attempted contrary to the provisions of this Subscription Agreement, such purported Prohibited Transfer shall be null and void ab initio, and the Issuer shall refuse to recognize any such purported transferee of the Restricted Securities as one of its equity holders for any purpose. In order to enforce this Section 9, the Issuer may impose stop-transfer instructions with respect to the Restricted Securities of the Investor (and Permitted Transferees and assigns thereof) until the end of the Lock-Up Period.

10. Termination. This Subscription Agreement shall terminate and be void and of no further force and effect, and all rights and obligations of the parties hereunder shall terminate without any further liability on the part of any party in respect thereof, upon the earliest to occur of (a) such date and time as the Transaction Agreement is terminated in accordance with its terms without being consummated, (b) upon the mutual written agreement of each of the parties hereto and the Company to terminate this Subscription Agreement, and (c) May 31, 2025, if the Closing has not occurred by such date other than as a result of a breach of the Investor’s obligations hereunder (the termination events described in clauses (a)–(c) above, collectively, the “Termination Events”); provided that nothing herein will relieve any party from liability for any willful breach hereof prior to the time of termination, and each party will be entitled to any remedies at law or in equity to recover losses, liabilities or damages arising from any such willful breach. The Issuer shall notify the Investor in writing of the termination of the Transaction Agreement promptly after the termination of such agreement. Upon the occurrence of any Termination Event, this Subscription Agreement shall be void and of no further effect and any monies paid by the Investor to the Issuer in connection herewith shall promptly (and in any event within two (2) business days) following the Termination Event be returned to the Investor.

11. Trust Account Waiver. The Investor acknowledges that SPAC is a blank check company with the powers and privileges to effect a merger, asset acquisition, reorganization or similar business combination involving SPAC and one or more businesses or assets. The Investor further acknowledges that, as described in SPAC’s prospectus relating to its initial public offering dated February 13, 2023 and filed with the SEC on February 15, 2023 (File No. 333-248822) (the “Prospectus”) available at www.sec.gov, substantially all of SPAC’s assets consist of the cash proceeds of SPAC’s initial public offering and private placement of its securities, and substantially all of those proceeds have been deposited in a trust account (the “Trust Account”) for the benefit of SPAC’s public shareholders (including overallotment shares acquired by SPAC’s underwriters, the “Public Shareholders”) and the underwriters of SPAC’s initial public offering. Except with respect to interest earned on the funds held in the Trust Account that may be released to SPAC to pay its tax obligations and up to $100,000 in dissolution expenses, the cash in the Trust Account may be disbursed only for the purposes and on the conditions set forth in the Prospectus. For and in consideration of SPAC entering into this Subscription Agreement, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Investor hereby agrees on behalf of itself and its affiliates that, notwithstanding anything to the contrary in this Subscription Agreement, neither Investor nor any of its affiliates do now or shall at any time hereafter have any right, title, interest or claim of any kind in or to any monies in the Trust Account or distributions therefrom, or make any claim against the Trust Account (including any distributions therefrom), regardless of whether such claim arises as a result of, in connection with or relating in any way to, this Subscription Agreement or any other matter, and regardless of whether such claim arises based on contract, tort, equity or any other theory of legal liability (collectively, the “Released Claims”). Investor on behalf of itself and its affiliates hereby irrevocably waives any Released Claims that Investor or any of its affiliates may have against the Trust Account (including any distributions therefrom) now or in the future and will not seek recourse against the Trust Account (including any distributions therefrom) for any reason whatsoever (including for an alleged breach of this Subscription Agreement or any other agreement with SPAC or its affiliates). Investor agrees and acknowledges that such irrevocable waiver is material to this Subscription Agreement and specifically relied upon by SPAC and its affiliates to induce SPAC to enter in this Subscription Agreement, and Investor further intends and understands such waiver to be valid, binding and enforceable against Investor and each of its affiliates under applicable law. Notwithstanding the foregoing, this Section 11 shall not affect any rights of Investor or its affiliates to receive distributions from the Trust Account in their capacities as Public Shareholders with respect to SPAC Shares upon the redemption of their shares or the liquidation of SPAC. Notwithstanding anything to the contrary contained in this Subscription Agreement, the provisions of this Section 11 shall survive the Closing or any termination of this Subscription Agreement and last indefinitely.

12. Miscellaneous.

a. Neither this Subscription Agreement nor any rights that may accrue to the parties hereunder (other than the Shares acquired hereunder, if any) may be transferred or assigned without the prior written consent of each of the other parties hereto; provided that (i) this Subscription Agreement and any of the Investor’s rights and obligations hereunder may be assigned to any fund or account managed by the same investment manager as the Investor or by a controlled affiliate (as defined in Rule 12b-2 of the Exchange Act) of such investment manager without the prior consent of SPAC and the Issuer and (ii) the Investor’s rights under Section 8 may be assigned to an assignee or transferee of the Shares; provided further that prior to such assignment any such assignee shall agree in writing to be bound by the terms hereof; provided, that no assignment pursuant to clause (i) of this Section 12 shall relieve the Investor of its obligations hereunder.

b. The Issuer may request from the Investor such additional information as the Issuer may deem necessary to register the resale of the Shares and evaluate the eligibility of the Investor to acquire the Shares, and the Investor shall promptly provide such information as may reasonably be requested to the extent readily available; provided, that, the Issuer agrees to keep any such information provided by Investor confidential except (i) as necessary to include in any registration statement the Issuer is required to file hereunder, (ii) as required by the federal securities law or pursuant to other routine proceedings of regulatory authorities or (iii) to the extent such disclosure is required by law, at the request of the staff of the SEC or regulatory agency or under the regulations of any national securities exchange on which SPAC’s securities are listed or the Issuer’s securities will be listed for trading. The Investor acknowledges and agrees that if it does not provide the Issuer with such requested information, the Issuer may not be able to register the Investor’s Shares for resale pursuant to Section 8 hereof. The Investor acknowledges that SPAC and/or the Issuer may file a copy of this Subscription Agreement (or a form of this Subscription Agreement) with the SEC as an exhibit to a periodic report or a registration statement of SPAC and/or the Issuer.

c. The Investor acknowledges that SPAC, the Issuer, the Company and others will rely on the acknowledgments, understandings, agreements, representations and warranties contained in this Subscription Agreement, including Schedule A hereto. Prior to the Closing, the Investor agrees to promptly notify SPAC, the Issuer and the Company if any of the acknowledgments, understandings, agreements, representations and warranties set forth in Section 6 above are no longer accurate in any material respect (other than those acknowledgments, understandings, agreements, representations and warranties qualified by materiality, in which case the Investor shall notify SPAC and the Issuer if they are no longer accurate in any respect).

e. SPAC, the Issuer and the Company are each entitled to rely upon this Subscription Agreement and each is irrevocably authorized to produce this Subscription Agreement or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.

f. All of the agreements, representations and warranties made by each party hereto in this Subscription Agreement shall survive the Closing.

g. This Subscription Agreement may not be modified, waived or terminated (other than pursuant to the terms of Section 10 above) except by an instrument in writing, signed by each of the parties hereto, provided, however, that no modification or waiver by the Issuer of the provisions of this Subscription Agreement prior to the Closing shall be effective without the prior written consent of the Company (other than modifications or waivers that are solely ministerial in nature or otherwise immaterial and do not affect any economic or any other material term of this Subscription Agreement). No failure or delay of either party in exercising any right or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such right or power, or any course of conduct, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the parties hereunder are cumulative and are not exclusive of any rights or remedies that they would otherwise have hereunder.

h. This Subscription Agreement (including the schedule hereto) constitutes the entire agreement, and supersedes all other prior agreements, understandings, representations and warranties, both written and oral, among the parties, with respect to the subject matter hereof. Except as set forth in Section 8d, Section 10, Section 12c, Section 12d, Section 12e, Section 12g, this Section 12h, Section 13 and the last sentence of Section 12l, with respect to the persons specifically referenced therein, this Subscription Agreement shall not confer any rights or remedies upon any person other than the parties hereto, and their respective successors and assigns, and the parties hereto acknowledge that such persons so referenced are third party beneficiaries of this Subscription Agreement with right of enforcement for the purposes of, and to the extent of, the rights granted to them, if any, pursuant to the applicable provisions; provided, that, notwithstanding anything to the contrary contained in this Subscription Agreement, the Company is an intended third party beneficiary of each of the provisions of this Subscription Agreement and may rely on such provisions.

i. Except as otherwise provided herein, this Subscription Agreement shall be binding upon, and inure to the benefit of the parties hereto and their heirs, executors, administrators, successors, legal representatives, and permitted assigns, and the agreements, representations, warranties, covenants and acknowledgments contained herein shall be deemed to be made by, and be binding upon, such heirs, executors, administrators, successors, legal representatives and permitted assigns.

j. If any provision of this Subscription Agreement shall be adjudicated by a court of competent jurisdiction to be invalid, illegal or unenforceable, the validity, legality or enforceability of the remaining provisions of this Subscription Agreement shall not in any way be affected or impaired thereby and shall continue in full force and effect. Upon such determination that any provision is invalid, illegal or unenforceable, the parties will substitute for any invalid, illegal or unenforceable provision a suitable and equitable provision that carries out so far as may be valid, legal and enforceable, the intent and purpose of such invalid, illegal or unenforceable provision.

k. This Subscription Agreement may be executed in one or more counterparts (including by facsimile or electronic mail or in .pdf) and by different parties in separate counterparts, with the same effect as if all parties hereto had signed the same document. All counterparts so executed and delivered shall be construed together and shall constitute one and the same agreement.

l. The parties hereto acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Subscription Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Subscription Agreement, without posting a bond or undertaking and without proof of damages, to enforce specifically the terms and provisions of this Subscription Agreement, this being in addition to any other remedy to which such party is entitled at law, in equity, in contract, in tort or otherwise. The parties hereto acknowledge and agree that the Company shall be entitled to specifically enforce the Investor’s obligations to fund the Subscription Amount and the provisions of the Subscription Agreement of which the Company is an express third-party beneficiary, in each case, on the terms and subject to the conditions set forth herein.

m. If any change in the number, type or classes of authorized shares of the Issuer (including the Shares), other than as contemplated by the Transaction Agreement or any agreement contemplated by the Transaction Agreement, shall occur between the date hereof and immediately prior to the Closing by reason of reclassification, recapitalization, stock split (including reverse stock split) or combination, exchange or readjustment of shares, or any stock dividend, the number of Shares issued to the Investor shall be appropriately adjusted to reflect such change.

n. This Subscription Agreement shall be governed by and construed in accordance with the laws of the State of New York (regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof) as to all matters (including any action, suit, litigation, arbitration, mediation, claim, charge, complaint, inquiry, proceeding, hearing, audit, investigation or reviews by or before any governmental entity related hereto), including matters of validity, construction, effect, performance and remedies.

o. Each party hereto hereby, and any person asserting rights as a third party beneficiary may do so only if he, she or it, irrevocably agrees that any action, suit or proceeding between or among the parties hereto, whether arising in contract, tort or otherwise, arising in connection with any disagreement, dispute, controversy or claim arising out of or relating to this Subscription Agreement or any related document or any of the transactions contemplated hereby or thereby (“Legal Dispute”) shall be brought only to the exclusive jurisdiction of the state or federal courts located in the State of New York, and each party hereto hereby consents to the jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such suit, action or proceeding and irrevocably waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding that is brought in any such court has been brought in an inconvenient forum. During the period a Legal Dispute that is filed in accordance with this Section 12o is pending before a court, all actions, suits or proceedings with respect to such Legal Dispute or any other Legal Dispute, including any counterclaim, cross-claim or interpleader, shall be subject to the exclusive jurisdiction of such court. Each party hereto and any person asserting rights as a third party beneficiary may do so only if he, she or it hereby waives, and shall not assert as a defense in any Legal Dispute, that (a) such party is not personally subject to the jurisdiction of the above named courts for any reason, (b) such action, suit or proceeding may not be brought or is not maintainable in such court, (c) such party’s property is exempt or immune from execution, (d) such action, suit or proceeding is brought in an inconvenient forum, or (e) the venue of such action, suit or proceeding is improper. A final judgment in any action, suit or proceeding described in this Section 12o following the expiration of any period permitted for appeal and subject to any stay during appeal shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by applicable laws. EACH OF THE PARTIES HERETO AND ANY PERSON ASSERTING RIGHTS AS A THIRD-PARTY BENEFICIARY MAY DO SO ONLY IF HE, SHE OR IT IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT TO TRIAL BY JURY ON ANY CLAIMS OR COUNTERCLAIMS ASSERTED IN ANY LEGAL DISPUTE RELATING TO THIS SUBSCRIPTION AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY AND FOR ANY COUNTERCLAIM RELATING THERETO. IF THE SUBJECT MATTER OF ANY SUCH LEGAL DISPUTE IS ONE IN WHICH THE WAIVER OF JURY TRIAL IS PROHIBITED, NO PARTY HERETO NOR ANY PERSON ASSERTING RIGHTS AS A THIRD PARTY BENEFICIARY SHALL ASSERT IN SUCH LEGAL DISPUTE A NONCOMPULSORY COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS SUBSCRIPTION AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. FURTHERMORE, NO PARTY HERETO NOR ANY PERSON ASSERTING RIGHTS AS A THIRD-PARTY BENEFICIARY SHALL SEEK TO CONSOLIDATE ANY SUCH LEGAL DISPUTE WITH A SEPARATE ACTION OR OTHER LEGAL PROCEEDING IN WHICH A JURY TRIAL CANNOT BE WAIVED.

p. Any notice or communication required or permitted hereunder to be given to a party shall be in writing and either delivered personally, emailed or sent by overnight mail via a reputable overnight carrier, or sent by certified or registered mail, postage prepaid, to such address(es) or email address(es) set forth on the signature page hereto, and shall be deemed to be given and received (i) when so delivered personally, (ii) when sent, with no mail undeliverable or other rejection notice, if sent by email, or (iii) three (3) business days after the date of mailing to the address on the signature page hereto or to such other address or addresses as the such party may hereafter designate by notice to the other parties hereto.

q. Investor shall pay all of its own expenses in connection with this Subscription Agreement and the transactions contemplated herein.

r. The headings set forth in this Subscription Agreement are for convenience of reference only and shall not be used in interpreting this Subscription Agreement. In this Subscription Agreement, unless the context otherwise requires: (i) any pronoun used shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns, pronouns and verbs shall include the plural and vice versa; (ii) the term “including” (and with correlative meaning “include”) shall be deemed in each case to be followed by the words “without limitation”; and (iii) the words “herein”, “hereto” and “hereby” and other words of similar import shall be deemed in each case to refer to this Subscription Agreement as a whole and not to any particular portion of this Subscription Agreement. As used in this Subscription Agreement, the term: (x) “person” shall refer to any individual, corporation, partnership, trust, limited liability company or other entity or association, including any governmental or regulatory body, whether acting in an individual, fiduciary or any other capacity; and (y) “affiliate” shall mean, with respect to any specified person, any other person or group of persons acting together that, directly or indirectly, through one or more intermediaries controls, is controlled by or is under common control with such specified person (where the term “control” (and any correlative terms) means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of such person, whether through the ownership of voting securities, by contract or otherwise). For the avoidance of doubt, any reference in this Subscription Agreement to an affiliate of SPAC prior to the closing of SPAC’s initial business combination will include SPAC’s sponsor, Xiaosen Sponsor LLC, a Cayman Islands limited liability company.

13. Non-Reliance and Exculpation. The Investor acknowledges that it is not relying upon, and has not relied upon, any statement, representation or warranty made by any person, firm or corporation, other than the statements, representations and warranties of the Issuer expressly contained in Section 5 of this Subscription Agreement and those statements, representations and warranties of SPAC expressly contained in Section 7, in making its investment or decision to invest in the Issuer. The Investor acknowledges and agrees that none of (i) any other investor pursuant to this Subscription Agreement or any other subscription agreement related to the private placement of the Shares (including the investor’s respective affiliates or any control persons, officers, directors, employees, partners, agents or representatives of any of the foregoing), (ii) the SPAC, the Issuer, the Company, their respective affiliates or any control persons, officers, directors, employees, partners, agents or representatives of any of the foregoing, or (iii) any other party to the Transaction Agreement or any Non-Party Affiliate (other than the Issuer and SPAC with respect to the previous sentence), shall have any liability (including in contract, tort, under federal or state securities laws or otherwise) to the Investor, or to any other investor, pursuant to, arising out of or relating to this Subscription Agreement or any other subscription agreement related to the private placement of the Shares, the negotiation hereof or thereof or its subject matter, or the transactions contemplated hereby or thereby, including, without limitation, with respect to any action heretofore or hereafter taken or omitted to be taken by any of them in connection with the purchase of the Shares or with respect to any claim (whether in tort, contract or otherwise) for breach of this Subscription Agreement or in respect of any written or oral representations made or alleged to be made in connection herewith, as expressly provided herein, or for any actual or alleged inaccuracies, misstatements or omissions with respect to any information or materials of any kind furnished by SPAC, the Issuer, the Company or any Non-Party Affiliate concerning SPAC, the Issuer, the Company, any of their respective controlled affiliates, this Subscription Agreement or the transactions contemplated hereby. The undertakings set forth in this paragraph is given freely and after obtaining independent legal advice. For purposes of this Subscription Agreement, “Non-Party Affiliates” means each former, current or future officer, director, employee, partner, member, manager, direct or indirect equityholder or affiliate of SPAC, the Issuer, the Company or any of SPAC’s, the Issuer’s the Company’s controlled affiliates or any family member of the foregoing.

14. Disclosure. SPAC shall, by 9:00 a.m., New York City time, on the first (1st) business day immediately following the date of this Subscription Agreement, issue one or more press releases and/or or file with the SEC a Current Report on Form 8-K (collectively, the “Disclosure Document”) disclosing all material terms of the transactions contemplated hereby and any other material, nonpublic information that SPAC and/or the Issuer has provided to the Investor at any time prior to the filing of the Disclosure Document. Upon the issuance of the Disclosure Document, to the knowledge of SPAC, the Investor shall not be in possession of any material, non-public information received from SPAC or any of its officers, directors, or employees or agents, and the Investor shall no longer be subject to any confidentiality or similar obligations under any current agreement, whether written or oral, with SPAC, the Issuer or any of their respective affiliates, relating to the transactions contemplated by this Subscription Agreement. Notwithstanding anything in this Subscription Agreement to the contrary, SPAC shall not publicly disclose the name of the Investor or any of its affiliates or advisers, or include the name of the Investor or any of its affiliates or advisers in any press release or in any filing with the SEC or any regulatory agency or trading market, without the prior written consent of the Investor, except (i) as required by the federal securities law or pursuant to other routine proceedings of regulatory authorities, (ii) to the extent such disclosure is required by law, at the request of the staff of the SEC or regulatory agency or under the regulations of any national securities exchange on which SPAC’s securities are listed for trading or (iii) to the extent such announcements or other communications contain only information previously disclosed in a public statement, press release or other communication previously approved in accordance with this Section 14.

SIGNATURE PAGES FOLLOW

IN WITNESS WHEREOF, the Investor has executed or caused this Subscription Agreement to be executed by its duly authorized representative as of the date first written above.

State/Country of Formation or Domicile:
British Virgin lslands

By:

Name:

Title:

Name in which Shares are to be registered (if different):

Investor’s EIN:

Business Address-Street:	Mailing Address-Street (if different):

Attn:	Attn:

Telephone No.:	Telephone No.:
Facsimile No.:	Facsimile No.:

Number of Shares subscribed for:

Aggregate Subscription Amount:	Price Per Share:

You must pay the Subscription Amount by wire transfer of United States dollars in immediately available funds to the account specified by the Issuer in the Closing Notice.

{Signature Page to Subscription Agreement}

IN WITNESS WHEREOF, the Issuer has accepted this Subscription Agreement as of the date first written above.

Youlife Group Inc.

By:
Name:	Yunlei WANG
Title:	Director

Address for Notice:

Youlife Group Inc.

Unit C431, Changjiang Software Park

180 South Changjiang Road

Baoshan District, Shanghai, China

Attn: Gou Xiaolin

Telephone No.: +86 13822262173

E-mail: gouxiaolin@youlanw.com

With a copy (which will not constitute notice) to:

Baker McKenzie FenXun

Suite 3501, China World Office 2

No. 1 Jianguomenwai Avenue

Beijing, China 100004

Attn: Ronnie Li

Telephone No.: +86 10 5650 2816

E-mail: ronnie.li@bakermckenziefenxun.com

{Signature Page to Subscription Agreement}

IN WITNESS WHEREOF, SPAC has accepted this Subscription Agreement as of the date first written above.

Distoken Acquisition Corporation

By:
Name:	Jian ZHANG
Title:	Director

Address for Notice:

Distoken Acquisition Corporation

Unit 1006, Block C, Jinshangjun Park

No. 2 Xiaoba Road, Panlong District

Kunming, Yunnan, China

Attn: Zhang Jian, Chief Executive Officer

Telephone No.: +86 871 63624579

E-mail: zhangjian@distoken.net

With a copy (which will not constitute notice) to:

Ellenoff Grossman & Schole LLP

1345 Avenue of the Americas, 11th Floor

New York, New York 10105, U.S.A.

Attn: Richard I. Anslow, Esq. and Matthew A. Gray, Esq.

Facsimile No.: (212) 370-7889

Telephone No.: (212) 370-1300

E-mail: ranslow@egsllp.com and mgray@egsllp.com

{Signature Page to Subscription Agreement}

SCHEDULE A

ELIGIBILITY REPRESENTATIONS OF THE INVESTOR

A.	QUALIFIED INSTITUTIONAL BUYER STATUS

(Please check the applicable subparagraphs):

☐ We are a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act (a “QIB”)).

B.	INSTITUTIONAL ACCREDITED INVESTOR STATUS

(Please check the applicable subparagraphs):

☐ We are an “accredited investor” (within the meaning of Rule 501(a) under the Securities Act or an entity in which all of the equity holders are accredited investors within the meaning of Rule 501(a) under the Securities Act), and have marked and initialed the appropriate box on the following page indicating the provision under which we qualify as an “accredited investor.”

Rule 501(a), in relevant part, states that an “accredited investor” shall mean any person who comes within any of the below listed categories, or who the issuer reasonably believes comes within any of the below listed categories, at the time of the sale of the securities to that person. The Investor has indicated, by marking and initialing the appropriate box below, the provision(s) below which apply to the Investor and under which the Investor accordingly qualifies as an “accredited investor.”

☐ Any bank, registered broker or dealer, insurance company, registered investment company, business development company, or small business investment company;

☐ Any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees, if such plan has total assets in excess of $5,000,000;

☐ Any employee benefit plan, within the meaning of the Employee Retirement Income Security Act of 1974, if a bank, insurance company, or registered investment adviser makes the investment decisions, or if the plan has total assets in excess of $5,000,000;

☐ Any organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

☐ Any trust with assets in excess of $5,000,000, not formed to acquire the securities offered, whose purchase is directed by a sophisticated person;

☐ Any entity, of a type not listed above, not formed for the specific purpose of acquiring the securities offered, owning investments in excess of $5,000,000; or

☐ Any entity in which all of the equity owners are “accredited investors” under Rule 501(a) under the Securities Act meeting one or more of the above tests.

This page should be completed by the Investor and constitutes a part of the Subscription Agreement.